
value^n
ST JOE

Breaking Loose

A New Way to Look at JOE's Ability to Create Value

value^{n}

Forward-Looking Statement

Certain matters discussed in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such matters involve risk and uncertainty, and there can be no assurance that the results described in such forward-looking statements will be realized. In particular, discussions regarding the size and number of commercial buildings, residential units, development timetables, development approvals and the ability to obtain approvals, anticipated price ranges of developments, the number of units that can be supported upon full build-out of developments, the number and price of anticipated land sales, and the absorption rate and expected gain on land sales and statements concerning future operating performance and short and long term revenue and earnings growth rates and comparisons to historical projects are forward-looking statements. Such statements are based on current expectations and are subject to certain risks. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the company's actual performance may differ materially from that indicated or suggested by any forward-looking statement contained herein. Additional risk factors that may cause actual results to differ materially from those expressed in forward-looking statements contained in the presentation are described in various documents filed by the company with the U.S. Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended December 31, 2000.

ST. JOE


value^{n}

Presentation Outline

ST JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n

value^n


For 60 years, JOE accumulated high-quality land, including miles of waterfront and beaches in northwest Florida, to grow trees for its paper mill…

We have transformed JOE into a dynamic real estate company with the potential to create exponential value growth for shareholders…

ST JOE




We have transformed JOE into a dynamic real estate company with the potential to create exponential value growth for shareholders…
ST JOE









value^{n}



ST JOE











value^{n}


SOLD
ST JOE


ADVANTIS
Available
value^n





Our transformation has thus far produced remarkable results...

Net EBITDA Per Diluted Share

JOE Only
(Excluding FECI and One-Time Items)


$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.39
$0.42
$0.84
$1.91
1997
1998
1999
2000

value^{n}

Our transformation has thus far produced remarkable results...

ST JOE

2000 Shareholder Return



40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-39.3%
-10.1%
-6.2%
-4.2%
16.2%
26.8%
34.6%
Nasdaq
S&P 500
DJIA
Russell 2000
S&P Midcap 400
MS REIT
JOE

Bloomberg Information Services

value^{n}

Our transformation has thus far produced remarkable results...

Shareholder Return Year-to-Date

Through May 11, 2001


15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-14.6%
-5.2%
0.9%
1.3%
-1.2%
1.0%
14.1%
Nasdaq
S&P 500
DJIA
Russell 2000
S&P Midcap 400
MS REIT
JOE

Bloomberg Information Services

valuen

JOE has delivered strong results while building a highly skilled, experienced management team and a high quality product line.

ST JOE



value^{n}

As the strength of our assets,
management,
markets and products becomes clearer…

We've recognized that JOE holds even
greater promise.

ST. JOE


value^{n}

Presentation Outline

ST. JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n


Opportunity

"The unique convergence of Baby Boomer demographics, scarce Florida land, JOE's extensive land holdings and management team make JOE one of the most exciting investment opportunities in any industry."

May 18, 2000

value^{n}

Opportunity

- Baby Boomer Demographics
  - 76 million Baby Boomers
    - Many are in transition, on the move and looking for a better quality of life
- The Baby Boomer generation is the wealthiest in history
  - Median incomes are at record levels
  - More $100,000-plus households than ever before
  - An increasing number are in the prime age group for a second or retirement home purchase

US Census Bureau, Permar & Ravenel, Inc., Washington Economic Group

Baby Boomer Demographics


2001 Birth Lag - Ages 45 to 60
65
60
55
50
45
40
35
30
1963
1973
1983
1993
2003
2013
2023

Permar & Ravenel, Inc., US Census Bureau

valueⁿ

Opportunity

- Florida remains the number one destination for Baby Boomers
  - Over the next 10 years, more will move to Florida than any other state
  - A significant number in key feeder markets are "very likely" to purchase a second or retirement home in Northwest Florida

Coming to Florida


0%
5%
10%
15%
20%
25%
30%
35%
Birmingham 29%
Baton Rouge 27%
Jackson 25%
Memphis 24%
Atlanta 17%
Nashville 12%
Cincinnati 12%
Indianapolis 8%
Columbus 8%
Dallas 7%
Peoria 7%
NY Metro 6%
Detroit 5%
Chicago 5%
Houston 5%
Percent "Very Likely"
To Purchase Second or
Retirement Home in Coastal
Florida Panhandle
(Among Age & Income Qualified
Potential Buyers)

Future Second Home & Retirement Home Survey, July 1998; Permar & Ravenel, Inc.

value^{n}

Opportunity

Florida Land Scarcity

- Florida is the nation's fourth largest state with projections taking it to number three
- The 10-mile coastal zone already contains 80 percent of Florida's population
- A large part of that coastal zone is already developed
- Scores of government entities have huge holdings in Florida and environmentally sensitive land cannot be developed
- Only a small portion of coastal Florida remains available for large-scale development

ST JOE

Florida Natural Land Inventory, Rosen Consulting, US Bureau of Land Management, US Census Bureau


Developable land
10 mile coastal zone

ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting, US Bureau of Land Management, US Census Bureau

value^n

Opportunity

Florida Land Scarcity

- A significant portion of Florida's developable coastal lands are owned by JOE
- JOE also owns hundreds of thousands of acres just outside this coastal zone suitable for outdoor recreational purposes

ST JOE


St. Joe land
Developable land
10 mile coastal zone

ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting, US Bureau of Land Management, US Census Bureau

Opportunity

Florida Land Scarcity

- The size of the JOE's land holdings is approximately the same size as Long Island


Long Island

ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting, US Bureau of Land Management, US Census Bureau

Opportunity

Florida Land Scarcity

- The scarcity of beachfront in the Southeast has driven prices up rapidly

Average Lot Prices


2000 Typical Beachfront Lot Prices
($ in millions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.8
$4.1
Hilton Head Area
Kiawah Area

Opportunity

Florida Land Scarcity

- The scarcity of beachfront in the Southeast has driven prices up rapidly
- Demand is being pushed to high quality waterfront, increasing prices

Average Lot Prices

2000 Typical Waterfront Lot Prices, Full Amenities
($ in millions)


$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.1
$1.9
Hilton Head Area
Kiawah Area Inland

Opportunity

Extensive Land Holdings

- JOE owns approximately one million acres in Northwest Florida
  - 261 miles of frontage on Gulf, bays and waterways
    - 6 miles of beachfront
    - 39 miles of Gulf of Mexico coastline
  - 249 miles of additional frontage
    - Accessible by recreational boats
  - 428,000 acres of lands within 10 miles of the coast


value^{n}

Opportunity

Management Skills

- JOE's management team has unparalleled experience in every aspect of creating value from real estate

ST JOE





value^{n}

Last year we used Ft. Myers as an example of how Northwest Florida values might evolve.

The Ft. Myers area is nice,

it's expensive

and it is done.

ST JOE



value^{n}

Opportunity

- **Enter Florida's Great Northwest**
  - Northwest Florida's second and retirement home markets are benefiting from
    - Full development of other Florida markets
    - Relative value compared to alternatives
    - Growth in the feeder markets in the Southeast and Midwest
      - 30 million people live within a one day drive of Panama City Beach
      - Personal income is growing in this region at more than twice the national average


SEASIDE
GUEST REGISTRATION
RENTALS & SALES

value^n

Today, with another year of progress, we are more excited than ever about the opportunity...

"The rare convergence of Baby Boomer demographics, Florida land scarcity, extensive land holdings and management team make JOE one of the most exciting investment opportunities in any industry."

May 18, 2000

value^n

Presentation Outline

ST JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n

value^n

Expanded Opportunity

Today, we want to show you:

With JOE's concentrated holdings in Florida's Great Northwest and our focused efforts to trigger a regional transformation,

We believe that every action we take to create value will, in turn, create more value.

That ripple effect will cause an expansion in value for JOE shareholders beyond anything originally envisioned.

value^n

Expanded Opportunity

Our strategy:

Exponentially increase
JOE's ability to create value.

- **A strategy to cause a chain reaction of value creation**
- **We believe…**
  - Value creation activity drives more value creation
  - The impact “spills over” to the adjacent lands in the region
  - An ever-increasing chain of value creation begins

value^{n}

It has happened before…

Hilton Head, South Carolina provides an example of how a regional transformation created *dramatic* increases in property values.

ST JOE


I-95
278
Bluffton
278
Hilton Head
Atlantic Ocean

CHAMBER OF COMMERCE
Hilton Head Island
SOUTH CAROLINA
NATIONAL CHAMBER OF THE YEAR

As Northwest Florida evolves, Hilton Head, South Carolina provides an example of how a regional transformation created dramatic increases in value.

ST. JOE


I-95
278
Bluffton
278
Hilton Head
Atlantic Ocean

value^{n}

Hilton Head Case Study

- In the 1970's Hilton Head started with a great beach and one hotel
  - Golf accelerated visitors and extended the season
  - Unit sales quickly followed
  - Closest airport was Savannah – over an hour away
  - Only a two-lane road connection to I-95

ST. JOE

Hilton Head: 1970's


I-95
278
Bluffton
278
Hilton Head
Atlantic Ocean

Housing Units	1,570
Average Lot Price	$15,000
Oceanfront Lot	<$75,000
Number of Visitors	140,000
	1970

Hilton Head Case Study

- In the 1970's Hilton Head started with a great beach and one hotel
  - Golf accelerated visitors and extended the season
  - Unit sales quickly followed
  - Closest airport was Savannah – over an hour away
  - Only a two-lane road connection to I-95
- Birth lag data shows size of market declining

Baby Boomer Demographics

1970-1980 Birth Lag - Ages 45 to 60


65
60
55
50
45
40
35
30
1963
1973
1983
1993
2003
2013
2023

Permar & Ravenel, Inc., US Census Bureau

valuen

Hilton Head Case Study

- By the 1980's only a tiny portion of the beach remained available for development
  - Substantial road upgrades improve access
  - New hospital built
  - Development begins to move off island
  - Infrastructure improvements and increase in visitors help drive sales

Hilton Head: 1980's



Bluffton
Hilton Head
Atlantic Ocean

	1970	1980
Housing Units	1,570	9,800
Average Lot Price	$15,000	$48,000
Oceanfront Lot	<$75,000	$350,000
Number of Visitors	140,000	650,000

Hilton Head Case Study

- By the 1980's only a small portion of the beach remained available for development
  - Substantial road upgrades improve access
  - New hospital built
  - Development begins to move off island
  - Infrastructure improvements and increase in visitors help drive sales
- Birth lag data shows size of market "bottoming out"

Baby Boomer Demographics

1980-1990 Birth Lag - Ages 45 to 60


65
60
55
50
45
40
35
30
1963
1973
1983
1993
2003
2013
2023

Permar & Ravenel, Inc., US Census Bureau

value^n

Hilton Head Case Study

- In the 1990's, the beach is full and substantial development spreads off the island
  - 8 major communities are started off the island
  - Commercial, residential and apartments extend 25 miles inland
  - Oceanfront lots double in price
  - Visitors continue to increase
    - Still no four-lane connection to I-95

ST JOE

Hilton Head: 1990's



Bluffton
Hilton Head
Atlantic Ocean

	1970	1980	1990
Housing Units	1,570	9,800	24,450
Average Lot Price	$15,000	$48,000	$93,000
Oceanfront Lot	<$75,000	$350,000	$740,000
Number of Visitors	140,000	650,000	1,590,000

Hilton Head Case Study

- In the 1990's, the beach is full and substantial development spreads off the island
  - 8 major communities are started off the island
  - Commercial, residential and apartments extend 25 miles inland
  - Oceanfront lots double in price
  - Visitors continue to increase
    - Still no four-lane connection to I-95

ST JOE

Baby Boomer Demographics

1990-2000 Birth Lag - Ages 45 to 60


65
60
55
50
45
40
35
30
1963
1973
1983
1993
2003
2013
2023

Permar & Ravenel, Inc., US Census Bureau

valuen

Hilton Head Case Study

- Today, Hilton Head Island is sold out and development continues to spread inland
  - Four-lane connection to I-95 opens
  - Prices increase rapidly for every product type
  - Oceanfront prices quintupled
  - No ceiling to value
  - “Hilton Head” has pushed 25 miles inland

Hilton Head: Today



I-95
278
Bluffton
278
Hilton Head
Atlantic Ocean

	1970	1980	1990	2000
Housing Units	1,570	9,800	24,450	36,100
Average Lot Price	$15,000	$48,000	$93,000	$189,000
Oceanfront Lot	<$75,000	$350,000	$740,000	$3,850,000
Number of Visitors	140,000	650,000	1,590,000	2,500,000



Oldfield

Bluffton, South Carolina

17 miles inland from Hilton Head Beach

ST JOE

OLDFIELD





value^{n}

Case Study Oldfield

- Inland homesites on former agricultural land on the Okatie River
  - 17 miles from beach
  - 800 acre community with private golf club
  - Greg Norman golf course, boating, outdoor sports, fitness center
  - 500 Homesites from $120,000 - $850,000
  - Golf club memberships $40,000
  - Sold approximately 100 units in first six months
- Average lot price: $225,000


OLDFIELD
value^n


This type of Northwest Florida land has typically been valued at timberland prices…
We are working to change that.
ST. JOE


value^{n}

Hilton Head Case Study

- Hilton Head Experience
  - Sequence management is critical
  - Waterfront is as important as beachfront
  - Infrastructure promotes value creation
  - Vacation experiences attract buyers
  - Golf expands the season
  - Commercial development creates huge value
  - Multiple owners versus one owner

ST JOE







value^{n}

With the convergence of demographics, geography and JOE's ownership in Florida's Great Northwest

The Hilton Head experience points to the possibilities…

JOE's northwest Florida coastal lands are primed to come to market with a strong decade of growth ahead.

Baby Boomer Demographics


2001-2013 Birth Lag - Ages 45 to 60
65
60
55
50
45
40
35
30
1963
1973
1983
1993
2003
2013
2023

Permar & Ravenel, Inc., US Census Bureau

valuen

Presentation Outline

ST JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n

value^n

Regional Place-making

The size, concentration and quality of the company's land holdings give JOE the ability to engage in regional place-making, an unprecedented opportunity to coordinate and sequence development projects so that each one builds value on value, maximizes earnings and enhances quality of life in the region.

value^{n}

Regional Place-making

Objective

- Obtain highest and best use of land
  - Engaged in a strategic process to maximize value by
    - Managing supply
    - Managing sequence
    - Promoting regional infrastructure
    - Promoting economic development


value^{n}

Regional Place-Making

Managing Supply

- Managing Supply to Maximize Value
  - Quality and location
  - Mix of resort, residential, commercial and retail
  - Competitive position
    - Low-basis land provides flexibility


value^n

Regional Place-Making

Managing Sequence

- Managing sequence
  - Regional approach
  - Sequenced to push value ahead of development
  - Planned to enhance quality of life
  - For example, WaterColor stimulates
    - Retail
    - Services
    - Primary residential
    - Apartments


value^{n}

Regional Place-making

Managing Sequence

- Obtain highest and best use today
  - A detailed analysis of JOE's land holdings by its highest and best use
- Prepare for the highest and best use tomorrow



value^{n}



231
20
98
Panama City Beach
GULF OF MEXICO
Port St. Joe
Apa
Interstates.shp
Sjr.shp
State Highway
U.S. Highway
Sectwatr.shp
0
1
St. Joe Property
Florida Land
Gulfwater.shp



Tallahassee
10
19
90
27
98
319
98
alachicola


231
98
20
231
98
Panama City Beach
GULF OF MEXICO
Port St. Joe
Interstates.shp
Sjr.shp
State Highway
U.S. Highway
Sectwatr.shp
0
1
Sjnewclass.shp
ANRR
Arvida
St. Joe Commercial
Conservation / Mitigation
St. Joe Land
Mineral Sites
Mitigation
Out Parcels
Overlap Areas
Planning Areas
Plan/Arvida
Timberland Co
Florida Land
Gulfwater.shp


Tallahassee
10
19
90
27
98
319
98
lachicola

Regional Place-making

- Infrastructure improvements can accelerate value creation
  - Airports
  - Highways
  - Education
  - Healthcare
  - Economic development
  - Vacation experiences


value^{n}

Regional Place-making

- Accelerators
  - Airport
    - Local, state and federal approval for relocation and expansion of Panama City Airport to JOE land
    - Airport Authority's timetable brings airport online in 2006
  - Thousands of acres of former JOE timberland now adjacent to the site of a state-of-the-art commercial airport

ST JOE


2001
2002
2003
2004
2005
2006
Layout Alternatives Analysis
Preliminary Design
Sector Plan
Environmental Assesment
Permitting
Master Plan
Final Design
Construction
Panama City - Bay County International Airport Authority
Panama City - Bay County Intl Airport
Relocation Site
Airport Sector
Beaches
Commerce
Center
Huntington
Summerwood
Beckrich Road
Office Park
Pier Park
WoodRun
Hammocks
Panama City
Beach
Panama
City
St. Joe Land Ownership
LEGEND
Airport

Regional Place-making

- Accelerators
  - Highways
    - US 98 Gulf County – Planning
    - SR 79 – Under construction
    - US 98 Walton County – Under construction
    - SR 77 – Under construction
    - US 319 North – Under construction
    - US 319 South – Planning and design
    - Interstate 10 – Under construction
    - Hathaway Bridge – Under construction
    - Interstate Connector – Corridor study
    - Gulf Coast Parkway – Corridor study


LEGEND
Airport
Roads
EAST
98



Ponte Vedra Beach, Florida

The Power of a Road

ST JOE


Before A1A Bypass

AeroPic, Inc.

value^{n}

Case Study Ponte Vedra

- Infrastructure improvements create value
  - Ponte Vedra's relocation of SR A1A created a commercial corridor where commercial and retail lots now sell for up to $850,000 per acre


After A1A Bypass

AeroPic, Inc.

value^n

Regional Place-making

- Accelerators
  - Education
    - Florida State University Developmental Research School at SouthWood
    - Private academy at SouthWood
    - Program to provide land for public charter schools
    - Education grants to help improve system


LEGEND
Airport
Roads
Education/Schools



FLORIDA STATE UNIVERSITY SCHOOLS – FLORIDA HIGH



Case Study Hilton Head Hospital

- Healthcare facilities can help accelerate absorptions
  - Hilton Head Plantation opened with low sales volume
    - The closest hospital was an hour away
  - After the hospital opened nearby, sales velocity increased significantly

Regional Place-making

- Accelerators
  - Healthcare
    - May 24 groundbreaking for Sacred Heart Hospital near WaterColor
      - JOE donated land for hospital
    - Other locations being planned


Sacred Heart Health System
LEGEND
Airport
Roads
Education/Schools
Healthcare





Regional Place-making

- Accelerators
  - Healthcare
    - May 24 groundbreaking for Sacred Heart Hospital near WaterColor
      - JOE donated land for hospital
    - Other locations being planned

ST JOE



value^{n}

Regional Place-making

- Accelerators
  - Florida's Great Northwest, Inc.
    - Coordinated regional approach to job creation
    - Aggressive national and international marketing
  - Early success: Nextel to Panama City Beach
    - JOE building customer service center at its Beckrich Office Park
    - Nextel to create up to 600 quality jobs
    - Economic multipliers create demand for more office, retail and housing



LEGEND

- Airport
- Light Industrial
- Roads
- Education/Schools
- Healthcare




NEXTEL
CUSTOMER CARE CENTER

Regional Place-making

- Accelerators
  - Florida's Great Northwest, Inc.
    - Coordinated regional approach to job creation
    - Aggressive national and international marketing
  - Early success: Nextel to Panama City Beach
    - JOE building customer service center at its Beckrich Office Park
    - Nextel to create up to 600 quality jobs
    - Economic multipliers create demand for more office, retail and housing


Welcome To
FLORIDA'S
Great Northwest
BAY COUNTY
Chamber of Commerce
PANAMA CITY, FLORIDA

IT'S A BRAND NEW FLORIDA
FLORIDA'S
Great Northwest



NEXTEL
CUSTOMER CARE CENTER

valueⁿ

Regional Place-making

- Accelerators
  - Port of Port St. Joe
    - Received $4 million from state for port revitalization
    - Bought 26 acres from JOE for $30,000 per acre
    - Plans include new deepwater ship berth, cargo staging and storage area
    - JOE's Apalachicola Northern Railroad connects port to national rail systems


LEGEND
Airport
Roads
Education/Schools
Healthcare
Light Industrial
Ports

Regional Place-making

- Accelerators
  - Increase in visitors drove demand for second homes in Hilton Head
    - With more than three times as many visitors, JOE is well-positioned to capture demand
  - JOE is promoting vacation experiences that attract buyers
    - Resorts and golf
    - Marinas
    - Eco-tourism
    - Outdoor sports

Overnight Visitors

Year 2000



Millions of Visitors
10.0
8.0
6.0
4.0
2.0
0.0
8.7
2.5
NW Florida
Hilton Head

Permar & Ravenel, Inc.; Beaches of South Walton TDC; Panama City Beach CVB; Emerald Coast CVB

value^n

Regional Place-making

- Accelerators
  - Increase in visitors drove demand for second homes in Hilton Head
    - With more than three times as many visitors, JOE is well-positioned to capture demand
  - JOE is promoting vacation experiences that attract buyers
    - Resorts and golf
    - Marinas
    - Eco-tourism
    - Outdoor sports



Camp Creek
Pier Park
LEGEND
Airport
Roads
Education/Schools
Healthcare
Light Industrial
Ports
Vacation Experiences

Regional Place-making

- JOE is in a unique position to:
  - Manage supply and sequence development projects in Northwest Florida
  - Accelerate regional infrastructure development which in turn accelerates regional economic development
  - Maximize the value of its land holdings through sophisticated asset allocation and land use planning
- JOE's regional place-making is designed to spark an ever-increasing value creation cycle

ST JOE

Value Creation Cycle


Regional Land Planning
1
Roads
Ports
Regional Infrastructure
2
Airports
Golf
Accelerators
3
Hotels
Vacation Experiences
Community Development
4
High Quality Resort and Residential Developments
Community and Destination Retail
Retail Development
5
Big Box Retail
Retail Pads
WAL*MART SUPERCENTER
Schools
Civic Infrastructure
6
Economic Development
Hospitals
Commercial Development
7
Office and Industrial Parks

valuen

Presentation Outline

ST JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n

value^n


Focus and Execution
ST JOE

Value creation drives value enhancement in adjacent lands and the region.

value^{n}

Focus and Execution

- Objective: Spark a chain reaction of value creation
  - By using multiple value creation engines
  - By sequencing resort, residential, commercial and retail projects
- This chain reaction drives an asset reallocation process region-wide
  - As value is pushed to land ahead of development
- Multiple "engines" drive a development process that increases property values



Each of these engines is designed to be a successful stand-alone business…

However, when integrated, their value creation power is greatly enhanced.





value^n

Focus and Execution

- Value Creation Engines
  - Resort Residential
  - Retail
  - Commercial
  - Primary Residential
  - Timberland
  - Planning Areas
  - JOE Land Company
  - RiverCamps
  - Conservation Land
- Florida's Great Northwest, Inc.

ST. JOE


WAL★MART
SUPERCENTER
value^n

Focus and Execution

Resort Residential Engine

- The Retreat provided an early preview of the value potential
  - $9 million development cost
  - $38 million revenue upon completion
  - Set tone of JOE signature quality
  - First demonstration of JOE's ability to deliver value
  - Built anticipation for WaterColor



value^{n}

Focus and Execution

Resort Residential Engine

- **WaterColor**
  - Beachfront resort community
  - One of world's most beautiful beaches
  - Beach club, marina complex, amphitheatre, tennis, nature and bike trails
  - 212-acre freshwater lake
  - 124 units sold
  - Earnings started 2Q 2000
  - Earnings expected for 6 to 8 years
  - 100,000 square feet retail/office space



value^n

Focus and Execution

Resort Residential Engine

- Values created by WaterColor illustrate the power of quality to lift value of land nearby
  - 499 acres
  - 1,140 units plus 60-room luxury WaterColor Inn
  - Lots $150,000 - $1,370,000
  - Homes $400,000 to over $2 million
  - JOE owns thousands of acres nearby

water·color™





value^{n}

Focus and Execution

Resort Residential Engine

- Values created by WaterColor illustrate the power of quality to lift value of land nearby
  - 499 acres
  - 1,140 units plus 60-room luxury WaterColor Inn
  - Lots $150,000 - $1,370,000
  - Homes $400,000 to over $2 million
  - JOE owns thousands of acres nearby

ST. JOE

Beachfront Lot Sales



Per Front Foot
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,700
2Q 99
$10,655
4Q 99
$15,200
3Q 00
$28,541
2Q 01
Original Assumption for The Retreat
Average First Release at The Retreat
Last Lot at The Retreat
April 2001 WaterColor

value^{n}

Focus and Execution

Resort Residential Engine

- Values created by WaterColor illustrate the power of quality to lift value of land nearby
  - 499 acres
  - 1,140 units plus 60-room luxury WaterColor Inn
  - Lots $150,000 - $1,370,000
  - Homes $400,000 to over $2 million
  - JOE owns thousands of acres nearby

Beachfront Lot Sales

2001 Per Front Foot



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$28,541
$35,000
$41,000
$60,000
WaterColor
Sea Pines Hilton Head
Kiawah
Naples

Permar & Ravenel, Inc.; Arvida Realty Services

Focus and Execution

Resort Residential Engine

- WaterSound
  - Beachfront resort community
  - Over one mile of private, white sand beach
  - Five miles from WaterColor
  - Beach club, tennis center and nature trails
  - 80-acre fresh water lake
  - 54,000 square feet retail/office space
  - 100-unit condominium hotel with spa, restaurant and meeting space
  - Earnings expected for 5 to 7 years

ST JOE

Data as of March 31, 2001


WATER·SOUND
value^{n}

Focus and Execution

Resort Residential Engine

- WaterSound, in turn, is benefiting from the success and value of WaterColor
  - Planned for 256 acres
  - Planned for 595 units
  - Lots $200,000 - $1,250,000
  - Homes $500,000 to over $2,000,000
  - JOE owns thousands of acres nearby

ST. JOE

WATER·SOUND









value^{n}

Accelerators such as Camp Creek Golf Club and the WaterColor Inn help push value to adjacent former timberlands

– and to the entire region.

ST. JOE





Camp Creek
GOLF CLUB

water·color inn







value^{n}



The Andell Tomato Fields

Kiawah, South Carolina

ST. JOE





value^{n}

Case Study Golf on a Tomato Field

- Golf balls replace tomatoes to create value
  - Now called Cassique
  - Located inland near Kiawah Island
    - Golf drove development
    - 250 half-acre lots on golf course and lagoon
    - First release of 26 lots sold out in one day October 2000
  - Average first release lot sales price: $504,000
  - Buyers must join Kiawah Island Club 10 miles away for additional $125,000



value^{n}

Focus and Execution

Resort Residential Engine

- WindMark
  - Beachfront resort residential community
  - Over 3.5 miles of white-sand beaches
  - East of Panama City
  - Beach club, nature trails, championship golf

ST JOE

Data as of March 31, 2001


WindMark
BEACH
value^{n}

Focus and Execution

Resort Residential Engine

- WindMark is expected to bring a new level of quality to the Gulf County market which drives up value of JOE holdings in area
  - 80-acre phase one with 110 lots
  - Lots priced $100,000 - $400,000 for phase one
  - Planning area includes 3.5 miles of beach and 27,000 acres
- JOE owns two-thirds of Gulf County land area

ST JOE

WindMark BEACH





value^{n}

Hilton Head values are driven by waterfront (not beachfront) where typical inland waterfront lots are $1.5 million per acre.

In Gulf County alone, JOE owns 3,733 acres of frontage on some of the most beautiful bays, rivers and waterways in the country.

ST JOE


value^{n}

Focus and Execution

Primary Residential Engine

- SouthWood
  - Mixed-use planned community
  - Four miles from Florida's State Capitol Building
  - Integral part of Tallahassee
  - High-quality schools, cultural offerings, beach club, fitness center, nature trails
  - Sales underway
  - Earnings expected to 2010 and beyond

Data as of March 31, 2001

SOUTHWOOD







value^n

Focus and Execution

Primary Residential Engine

- SouthWood expected to transform the Tallahassee market with high quality place-making
- Coupled with commercial, retail and apartment development by third parties
  - 3,250 acres
  - 4,250 units
  - Lots $40,000 - $125,000
  - Homes $115,000 to $350,000
- 8,963 acres of JOE land abuts SouthWood

ST JOE


SOUTHWOOD
AN ARVIDA COMMUNITY
value^{n}

Focus and Execution

Commercial Engines: Retail

- PierPark will be a transforming portal that redefines Panama City Beach pushing value up and out to former JOE timberlands

- Master planned for approximately 1.2 million square feet, 575 hotel and condominium units
  - 6 acres of beachfront
  - 80 acres of commercial with highway frontage
  - 30 acres of entertainment and attractions
  - 50 acres of retail and restaurants

ST JOE

Pier Park







value^{n}

Focus and Execution

Commercial Engines: Retail

- PierPark
  - Beachfront retail, dining and entertainment
  - Panama City Beach
  - Jimmy Buffett's Margaritaville set to be Phase 1 anchor
  - Phase one groundbreaking 3Q 2001
  - Sales are expected to begin in 2002
  - Earnings continue to 2006
  - Thousands of acres of JOE timberlands nearby


Pier Park
value^{n}

Focus and Execution

Commercial Engines: Retail

- Community Retail Centers
  - Full review of JOE holdings to identify retail and service centers in high traffic corridors
  - Up to 30 retail center sites on 720 acres of former timberland identified for development
    - Neighborhood grocery centers
    - Big-box retail
  - National large-space retailers
  - Increases value exponentially and pushes value to former timberland nearby

ST JOE


BEALLS


WAL★MART
SUPERCENTER



value^{n}

Focus and Execution

Commercial Engines: Retail

- Community Retail Centers
  - Retail real estate sales are nearly 50 percent higher in destination areas such as coastal resort regions
  - High demand for Highway US 98 frontage
    - Being selective on sales of frontage
    - Maintain portals
  - Integrated with regional development
    - Adds amenity to residential development; accelerates lot sales
    - Creating retail gateways to push value to former timberland away from road


Publix

TopSail Hill, Florida

24,000 cars pass by each day



ST. JOE



value^{n}

Case Study TopSail Hill

- Retail center site on U.S. 98 corridor
  - Responding to demand created by other JOE development
  - One of the 30 sites identified
    - 16 acres of former timberland converted to retail uses
    - Near WaterColor, WaterSound, Camp Creek Golf
  - 12 miles west, U.S. 98 retail parcels typically priced at $250,000 per acre



EAST
98





value^{n}

High quality office and industrial parks tend to bring activity and rooftops to land nearby.

Beckrich Road *Panama City Beach*	30 acre office park
Offices at SouthWood *Tallahassee*	Phase one 90,000 square foot office building on nine acres; first of three
Beach Commerce Center *Panama City Beach*	180 acre industrial park
Hammock Commerce Industrial Park *Near Tallahassee*	300 acres on I-10 and US 90

ST. JOE




Growing numbers of rooftops create greater demand for real estate for retail and services...
Which, in turn, generates more jobs and higher demand for rooftops...
ST JOE






Publix





value^{n}

Focus and Execution

Planning Area Engine

- The Panama City Airport Planning Area
  - Airport related commercial and industrial
  - Retail
  - Hospitality
  - Residential
  - JOE Land
  - Conservation

ST JOE


20
20
Panama City - Bay County Intl Airport
Relocation Site
79
Airport Sector
388
Beaches
Commerce
Center
Huntington
Summerwood
Pier Park
Office Park
WoodRun
Hammocks
Panama City
Beach
Panama
City

value^{n}

Focus and Execution

JOE Land Company Engine

- Former timberland is converted into land for a wide variety of uses
  - Including outdoor recreation, at a substantially higher value


Click Your Way Into A Whole New Lifestyle.
www.stjoeland.com
It's a once-in-a-lifetime opportunity. St. Joe, Northwest Florida's largest private landowner, is offering exquisite parcels of its holdings – 5 to 5,000 acres or more. The land, some of the most beautiful natural acreage in the Southeast, includes prime frontage on rivers, lakes and bays, as well as woodlands and meadows. Ideal for weekend hideaways, second or retirement homes, hunting and fishing camps, and corporate retreats. And you can search for the specific property you want on our web site www.stjoeland.com. But do it now. The rush is on!
STJOE
Land Company

value^{n}

Focus and Execution

JOE Land Company Engine

- Detailed mapping process assigns highest and best use
  - Determine infrastructure requirements to open more land to higher uses
  - Steer future development to JOE holdings







value^{n}



Crawfordville, Florida

Population 983

ST JOE


To Tallahassee
St. Joe Property
Potential Sale Tract
Wakulla County, FL
To the Gulf of Mexico
N
S
E
W
267
61
369
319
363
368
374
98



value^{n}


CRAWFORDVILLE

ST JOE


319
N
W
E
S
St. Joe Property
Potential Sale Tract
Loblolly Pine 1981, 180+/- Acres
Hardwood & Un-planted 10+/- Acres
Wakulla County, FL



value^n

Case Study Crawfordville

- JOE sold 120 acres of agricultural land to small homebuilder for $960,000
  - $8,000 per acre
- But retains 26 commercial acres
  - For 9.5 acres remaining, we were:
    - Offered $200,000 -- $21,052 per acre
    - Offered $400,000 -- $42,105 per acre
    - Offered $800,000 -- $84,210 per acre
    - Still working to get best price
  - Contracted to sell 10,000 square foot pad for $120,000
  - Kept corner lot with highest retail potential

ST. JOE


Mixed Use
1.65 Acres
Mixed Use
1.29 Acres
Mixed Use
2.45 Acres
Gas/
Convenienc
1.56 Acres
Mixed Use
1.68 Acres
Mixed Use
6.11 Acres
Mixed Use
4.77 Acres
319
N
W
E
S



value^{n}



Butler Pond

Gadsden County, Florida

ST JOE



value^{n}

Case Study Butler Pond

- 100-acre rural parcel with beautiful pond priced at $3,750 per acre
- Several offers received at $2,750
- Held to the asking price
- Contract in hand for full price of $3,750 per acre
- Example of price leadership and discipline
  - Excellent execution that takes us beyond expectations

ST JOE



value^{n}

Focus and Execution

JOE Land Company Engine

- The average price per acre for JOE Land sales has consistently exceeded estimates
  - As much as 400,000 acres will eventually be in JOE Land inventory

Average Sales Price Per Acre



JOE Land
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,875
$2,047
$2,300
Wall Street Analysts' Average
2000
1Q 2001

Analyst average taken from 3 analyst estimates.

value^{n}

Focus and Execution

JOE Land Company Engine

- Web Site
  - Average of 4,000 visitors weekly
  - Return rate to the site is more than 30 percent
  - Over 60,000 acres listed on web site


http://www.stjoeland.com
STJOE
Land Company
Image Gallery

value^{n}

Focus and Execution

RiverCamp Engine

- RiverCamp concept provides an opportunity to increase value for former timberland
  - Rustic elegance and the sporting life near beautiful rivers and bays
  - Former timberland converted to communities centered on fishing, boating, outdoor sports
  - Sales are expected to begin in late 2001
  - Potentially 40,000 acres or more
  - At least 12 locations

Estimated, predevelopment planning only



value^{n}



Anchorage Plantation

Wadmalaw Island in rural South Carolina

ST JOE



value^{n}

Case Study Anchorage Plantation

- Homesites on the Bohicket Creek
  - Rural gated community with boat ramp and dock
  - Clubhouse with tennis and pool
  - 74 inland homesites -- 3 acre average
    - Nature preserve ($135,000 to $150,000)
    - Riverfront (no docks $300,000 to $400,000)
    - Waterfront (dockable $475,000 to $800,000)
  - More than half sold in first year
- Potential to increase value of rural land with natural amenities is high


AMENITIES SITE
Bohicket Creek

value^{n}

Focus and Execution

Conservation Land Engine

- Adds value to former timberlands with special environmental characteristics
  - 150,000 conservation acres
  - Activity underway on 16 parcels involving over 80,000 acres
    - Prices and timing vary
    - Anticipate completing most of these sales by end of 2003

ST JOE


value^n

Focus and Execution

Timberland Engine

- Creating additional local demand, but limiting timber sales when prices are low
  - Prepare land for higher and better use
  - Position acreage for sale


GEORGIA
PACIFIC
CONSTRUCTION
SITE
value

Focus and Execution

Value Concentration

- Stock Repurchase objective is for remaining shareholders to reap greater benefits
  - Previously targeted 1 million shares per quarter
  - Now 2.5 million shares per quarter in 2001
    - With Trust participation
- We are delighted to be able to repurchase shares at current prices

Stock Repurchase Activity

As of March 31, 2001

	From Public	From Trust	Total	Average Price
Pre-Spin*				
Authorization #1	6,485,311	--	6,485,311	$23.09
Authorization #2	636,955	--	636,955	$27.91
	7,122,266	--	7,122,266	$23.52
Post-Spin*				
Authorization #2	2,398,400	1,896,300	4,294,700	$21.53
TOTAL	9,520,666	1,896,300	11,416,966	

valueⁿ

Presentation Outline

ST JOE

JOE Today

Opportunity

Expanded Opportunity

Regional Place-making

Focus and Execution

Value^n

value^n

value^n

ST JOE

But, this is where the stories of Hilton Head and Northwest Florida diverge…

Most real estate development companies have little opportunity to generate synergy.

JOE is different.

Most real estate development companies have little opportunity to generate synergy.


That opportunity is the core of JOE's enormous value creation potential.
value^n

At Hilton Head, many land owners divided the value created there.

In Northwest Florida, much of the value created will be enhanced and captured by a single landowner.

ST JOE





value^{n}

The St. Joe Company

NYSE: JOE


value^n
value^n